© Ciena Corporation 2025. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q3 2025 Earnings Presentation Period ended August 2, 2025 September 4, 2025

© Ciena Corporation 2025. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward- looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers, their spending and their businesses and markets; our ability to execute our business and growth strategies; the impact of macroeconomic conditions; the impact of the introduction of new technologies by us or our competitors; seasonality and the timing and size of customer orders, their delivery dates and our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, including but not limited to the ongoing conflicts between Ukraine and Russia, and Israel and groups based in the surrounding region, and public health emergencies, epidemics, or pandemics; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K filed with the SEC on December 20, 2024 and included in its Quarterly Report on Form 10-Q for the third quarter of fiscal 2025 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. With respect to Ciena’s expectations under “Business Outlook", Ciena is not able to provide a quantitative reconciliation of the adjusted (non-GAAP) gross margin, operating expense, operating margin and earnings per share guidance measures to the corresponding gross profit and gross profit percentage, and operating expense GAAP measures without unreasonable efforts. Ciena cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward- looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, Ciena is unable to address the probable significance of the unavailable information.

© Ciena Corporation 2025. All rights reserved. Proprietary Information.3 Table of Contents 1. Overview and Ciena's portfolio 2. Industry context and addressable market expansion 3. Ciena is positioned for accelerated growth 4. Fiscal Q3 2025 financial performance 5. Fiscal Q4 2025 outlook 6. Appendix

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Overview and Ciena's portfolio

© Ciena Corporation 2025. All rights reserved. Proprietary Information.5 Ciena is the global leader in high-speed connectivity We build adaptive networks to support exponential growth in bandwidth demand – empowering our customers, partners, and communities to thrive in the AI era. With unparalleled expertise and innovation, our networking systems, components, automation software, and services revolutionize data transmission and network management. Note: Statistics as of Fiscal Year End 2024

© Ciena Corporation 2025. All rights reserved. Proprietary Information.6 Evolving our customers’ businesses with the Adaptive Network

© Ciena Corporation 2025. All rights reserved. Proprietary Information.7 We remain focused on leveraging our strong Optical foundation

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Industry context and addressable market expansion

© Ciena Corporation 2025. All rights reserved. Proprietary Information.9 Increasing bandwidth consumption as a driver of network expansion

© Ciena Corporation 2025. All rights reserved. Proprietary Information.10 Our core business is enabling investment in higher-growth markets

An industry leader

Market leadership

OMDIA

#1 Globally
- Purpose-built/compact modular DCI
- SLTE WDM

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI

#2 Globally
- Total optical networking

Optical Networking Report, 1Q25

Cignal AI Active Insight

#1 Globally
- Purpose-built/compact modular DCI
- Optical for cloud and colo
- SLTE WDM

#1 N. America
- Total optical networking
- Optical for cloud and colo
- Routing/Access

#2 Globally
- Total optical networking

Transport Hardware & Markets Preliminary Report, 2Q25

Dell'Oro Group

#1 Globally
- Data center interconnect
- Optical for cloud providers
- Purpose-built/compact modular DCI

#1 N. America
- Optical for cloud providers
- Total optical networking
- Optical packet

#2 Globally
- Total optical networking
- Optical Packet

Optical Transport Report, 2Q25

Industry recognition

2025 LinkedIn TOP COMPANIES Canada

2025 LIGHTWAVE + BTR INNOVATION REVIEWS 5.0
WaveLogic 6 Extreme

2025 LIGHTWAVE + BTR INNOVATION REVIEWS 4.5
WaveRouter-7

2024 DIAMOND TECHNOLOGY REVIEWS DTR
Blue Planet 5G vRAN Rollout Automation

FIBER-TO-THE-HOME TOP 100 BROADBAND COMMUNITIES 2024

The People Power Award, The Goodies Winner

IR magazine Award winner US 2024
Best Use of Technology including AI

2024 LIGHTWAVE INNOVATION REVIEWS 4.0
8140 Router

2024 LIGHTWAVE INNOVATION REVIEWS 4.0
5169 Router

2023 DIAMOND TECHNOLOGY REVIEWS BTR BROADBAND TECHNOLOGY REPORT
Ciena's vBNG

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© Ciena Corporation 2025. All rights reserved. Proprietary Information. Ciena is positioned for accelerated growth

© Ciena Corporation 2025. All rights reserved. Proprietary Information.13 Our future growth opportunities Long-term growth in core business plus new addressable markets provide an opportunity to outpace our traditional revenue CAGR over time

© Ciena Corporation 2025. All rights reserved. Proprietary Information.14 Our portfolio addresses key network applications

© Ciena Corporation 2025. All rights reserved. Proprietary Information.15 We expect coherent technology will have growing application in the AI era

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Q3 FY 2025 results

Q3 FY 2025 key highlights

Achieving broad-based growth

- Non-telco represented 53% of total revenue
- Direct Cloud Provider revenue grew 94% YoY and represented 40% of total revenue
- EMEA revenue grew 38% YoY
- APAC revenue grew 24% YoY

Driving the pace of innovation

- First revenue quarter for WaveLogic 6 Nano coherent pluggable transceivers, both C-Band and L-Band variants
- WL6e deployments continue to ramp driven by AI network buildouts with 11 new customers in the quarter, including a neoscaler in the top three
- Record quarter for WaveLogic 5 Nano 400ZR shipments
- WaveRouter continues to expand beyond the North American Tier 1s into international and enterprise markets, with the world's first trial of 1.6Tbps in a router
- Achieved a record shipping quarter for Routing and Switching, driven by the Data Center Out-of-band network management (DCOM) solution

Prioritizing long term shareholder value

- Total shareholder return three-year CAGR of 18%[1]
- Repurchased ~1.0 million shares for $81.8 million under our three-year program (FY25-27)

[1] Based on closing share price between 8/15/2022 to 8/14/2025

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© Ciena Corporation 2025. All rights reserved. Proprietary Information.18 Q3 FY 2025 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. Q3 FY 2025 Q3 FY 2024 Revenue $1,219.4M $942.3M Adjusted Gross Margin* 41.9% 43.7% Adjusted Operating Expense* $380.2M $336.0M Adjusted Operating Margin* 10.7% 8.0% Adjusted EBITDA* $158.0M $98.5M Adjusted EPS* $0.67 $0.35

© Ciena Corporation 2025. All rights reserved. Proprietary Information.19 Q3 FY 2025 comparative operating metrics Q3 FY 2025 Q3 FY 2024 Cash and investments $1.39B $1.21B Cash provided by (used in) operations $174M $(159)M Free cash flow $135M $(179)M DSO 88.0 100.0 Inventory turns 2.7 1.8 Net debt $204M $401M Gross leverage 2.81x 3.08x

© Ciena Corporation 2025. All rights reserved. Proprietary Information.20 Revenue by segment (Amounts in millions) Q3 FY 2025 Q3 FY 2024 Revenue %** Revenue %** Networking Platforms Optical Networking $815.5 66.9 $606.8 64.4 Routing and Switching 125.9 10.3 92.7 9.8 Total Networking Platforms 941.4 77.2 699.5 74.2 Platform Software and Services 90.0 7.4 83.2 8.9 Blue Planet Automation Software and Services 27.8 2.3 25.8 2.7 Global Services Maintenance Support and Training 80.7 6.6 74.4 7.9 Installation and Deployment 65.9 5.4 46.5 4.9 Consulting and Network Design 13.6 1.1 12.9 1.4 Total Global Services 160.2 13.1 133.8 14.2 Total $1,219.4 100.0 $942.3 100.0 * Reconciliations of these non-GAAP measures to GAAP results are included in the appendix to this presentation. ** Denotes % of total revenue

© Ciena Corporation 2025. All rights reserved. Proprietary Information.21 Revenue derived from non-telco customers

© Ciena Corporation 2025. All rights reserved. Proprietary Information.22 Revenue by geographic region 9.4% 10.8% 8.9% 14.3% 13.4% 17.0% 76.3% 75.8% 74.2% 74.1% 14.7% 11.1% 9.0% 15.3% 75.7%

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Business outlook

© Ciena Corporation 2025. All rights reserved. Proprietary Information.24 Economic considerations and assumptions in our 2025 outlook • We secure increased orders from Service Providers and from Cloud Providers as they continue to build their networks to meet the growing demand from Cloud and AI • We do not experience significant deferrals of delivery of forecasted orders or of our existing backlog • We are able to ramp capacity and deliver new products according to our roadmap and customer adoption of these products continues to be consistent with our expectations • Component suppliers deliver on their supply commitments consistent with our expectations and we do not encounter any substantial new supply disruptions that we cannot successfully mitigate • Given our distinct competitive and technology advantages, we continue to benefit disproportionately and gain market share Revenue AssumptionsBusiness Assumptions Profitability Assumptions • Operating expense increases due to our strong performance • We expect quarterly variability in gross margins due to product mix • We are able to achieve product cost reductions consistent with our past practices, particularly for our new product introductions • We will benefit from being first to market, delivering to customers new, differentiated products that provide more value • Macro environment does not significantly worsen or result in any adverse effects on our business, including with respect to our customers' capex levels, priorities or spending in our major geographies • Longer-term fundamental industry demand drivers – including increasing demand for bandwidth, adoption of cloud architectures, network automation requirements, and AI- related expansions – will cause customers to prioritize network capex to address this demand • Our business is not materially impacted by the imposition of tariffs or similar significant trade measures by the U.S. or other countries or other significant regulatory changes

© Ciena Corporation 2025. All rights reserved. Proprietary Information.25 Business outlook1 1 Projections or outlook with respect to future operating results are only as of September 4, 2025, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Q4 FY 2025 Revenue $1.24B to $1.32B Adjusted Gross Margin 42% to 43% Adjusted Operating Expense $390M to $400M

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Q3 FY 2025 appendix

© Ciena Corporation 2025. All rights reserved. Proprietary Information.27 Q3 FY 2025 Q2 FY 2025 Q1 FY 2025 Q4 FY 2024 Q3 FY 2024 GAAP gross profit $503,079 $452,838 $471,821 $460,022 $403,945 Share-based compensation-products 2,027 2,033 1,750 1,736 1,660 Share-based compensation-services 3,942 3,980 3,405 3,257 3,122 Amortization of intangible assets 2,232 2,232 2,233 2,764 2,764 Total adjustments related to gross profit 8,201 8,245 7,388 7,757 7,546 Adjusted (non-GAAP) gross profit $511,280 $461,083 $479,209 $467,779 $411,491 Adjusted (non-GAAP) gross profit percentage 41.9% 41.0% 44.7% 41.6% 43.7 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024
GAAP operating expense	$429,544	$419,996	$391,158	$400,812	$377,202
Share-based compensation-research and development	16,749	17,021	14,237	14,065	13,118
Share-based compensation-sales and marketing	13,277	13,649	11,597	11,168	10,315
Share-based compensation-general and administrative	11,008	11,341	9,827	10,842	9,257
Significant asset impairments and restructuring costs	1,770	1,948	1,544	2,605	1,361
Amortization of intangible assets	6,556	6,545	6,545	7,185	7,185
Total adjustments related to operating expense	49,360	50,504	43,750	45,865	41,236
Adjusted (non-GAAP) operating expense	**$380,184**	**$369,492**	**$347,408**	**$354,947**	**$335,966**

Income from Operations Reconciliation
(Amounts in thousands)

	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024
GAAP income from operations	$73,535	$32,842	$80,663	$59,210	$26,743
Total adjustments related to gross profit	8,201	8,245	7,388	7,757	7,546
Total adjustments related to operating expense	49,360	50,504	43,750	45,865	41,236
Total adjustments related to income from operations	57,561	58,749	51,138	53,622	48,782
Adjusted (non-GAAP) income from operations	**$131,096**	**$91,591**	**$131,801**	**$112,832**	**$75,525**
Adjusted (non-GAAP) operating margin percentage	**10.7 %**	**8.2 %**	**12.3 %**	**10.0 %**	**8.0 %**

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Net Income Reconciliation (Amounts in thousands)

	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024
GAAP net income	$50,308	$8,969	$44,572	$37,028	$14,230
Exclude GAAP provision for income taxes	15,511	10,047	24,022	10,993	2,125
Income before income taxes	65,819	19,016	68,594	48,021	16,355
Total adjustments related to income from operations	57,561	58,749	51,138	53,622	48,782
Loss on extinguishment and modification of debt	—	—	729	—	—
Adjusted income before income taxes	123,380	77,765	120,461	101,643	65,137
Non-GAAP tax provision on adjusted income before income taxes	27,144	17,108	26,501	22,361	14,330
Adjusted (non-GAAP) net income	**$96,236**	**$60,657**	**$93,960**	**$79,282**	**$50,807**
Weighted average basic common shares outstanding	141,846	142,503	142,880	144,240	144,394
Weighted average diluted potential common shares outstanding[1]	144,499	144,972	145,944	146,487	145,361

Net Income per Common Share

	Q3 FY 2025	Q2 FY 2025	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024
GAAP diluted net income per potential common share	$ 0.35	$ 0.06	$ 0.31	$ 0.25	$ 0.10
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.67**	**$ 0.42**	**$ 0.64**	**$ 0.54**	**$ 0.35**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the third quarter of fiscal 2025 includes 2.7 million shares underlying certain stock option and stock unit awards.

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© Ciena Corporation 2025. All rights reserved. Proprietary Information.30 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q3 FY 2025 Q2 FY 2025 Q1 FY 2025 Q4 FY 2024 Q3 FY 2024 Net income (GAAP) $50,308 $8,969 $44,572 $37,028 $14,230 Add: Interest expense 22,806 21,697 22,918 24,990 24,401 Less: Interest and other income, net 15,090 7,871 11,578 13,801 14,013 Add: Loss on extinguishment and modification of debt — — 729 — — Add: Provision for income taxes 15,511 10,047 24,022 10,993 2,125 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 26,866 25,092 24,679 23,849 22,981 Add: Amortization of intangible assets 8,788 8,777 8,778 9,949 9,949 EBITDA $109,189 $66,711 $114,120 $93,008 $59,673 Add: Share-based compensation expense 47,003 48,024 40,816 41,068 37,472 Add: Significant asset impairments and restructuring expense 1,770 1,948 1,544 2,605 1,361 Adjusted EBITDA $157,962 $116,683 $156,480 $136,681 $98,506 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)